                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 29, 2002

                                  Hadron, Inc.

             (Exact name of registrant as specified in its charter)


            New York                        0-5404                11-2120726
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

             5904 Richmond Highway, Suite 300, Alexandria, VA  22309
      -------------------------------------------------------------------
              (Address of principal executive offices)       (Zip Code)


                                 (703) 329-9400
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.    Other Events.

         Hadron, Inc. (OTC:BB:HDRN) issued a press release on May 29, 2002 regarding the award of a $160 million NASA contract to its wholly-owned subsidiary, Analex Corporation. A copy of the press release is attached as an exhibit.

Item 7.    Financial Statements and Exhibits

           (c)   Press Release dated May 29, 2002 is included herein as
                 Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            HADRON, INC.

Date:  May 29, 2002                         By:    /s/ Sterling E. Phillips, Jr.
                                                   -----------------------------
                                                   Sterling E. Phillips, Jr.
                                                   Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.   Exhibit

    99        Press Release dated May 29, 2002